UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): August 13, 2025
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FIRST INTERSTATE BANCSYSTEM, INC.
(Exact name of registrant as specified in its charter)
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Delaware		001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)		(Commission File No.)	(IRS Employer Identification No.)

401 North 31st Street
Billings,	MT		59101
(Address of principal executive offices)			(zip code)

(406)	255-5311
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.00001 par value	FIBK	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 13, 2025, the Board of Directors (the “Board”) of First Interstate BancSystem, Inc. (the “Company”) appointed Mr. Michael L. Scudder to serve as a Class I director on the Board with a term expiring at the Company’s 2028 annual meeting of shareholders. Mr. Scudder will fill a vacancy on the Board created by the Board’s decision to increase the size of the Board.
Mr. Scudder retired as Executive Chairman of the Board of Old National Bancorp on January 31, 2024, following a 38-year career in commercial banking. Mr. Scudder assumed the Executive Chairman role following the merger of Old National and First Midwest Bancorp in February 2022. Previously, Mr. Scudder served as President and CEO of First Midwest Bancorp from 2007 to 2022 and as its Chair of the Board since 2017. Mr. Scudder also held the position of First Midwest’s Chief Financial Officer from 2002 to 2007 as well as other executive leadership roles.
There was no arrangement or understanding pursuant to which Mr. Scudder was appointed as a director, and since the beginning of the Company’s last fiscal year, Mr. Scudder has not engaged in any transaction with the Company that would be reportable as a related person transaction under Item 404(a) of Regulation S-K.
The Board has determined that Mr. Scudder will be “independent” as defined under applicable NASDAQ Marketplace Rules at the time of his appointment. Mr. Scudder will be entitled to receive the same compensation for service as a director as is provided to other non-employee directors of the Company pursuant to the Company’s non-employee director compensation program, which includes the issuance of restricted stock units, as described under the heading “Director Compensation” in the Company’s proxy statement for its 2025 annual meeting of shareholders filed with the Securities and Exchange Commission on April 8, 2025. Mr. Scudder has not yet been appointed to serve on any committees of the Board.
Following Mr. Scudder’s appointment, as of August 13, 2025, there are currently 13 members on the Board, five of whom are designated as Class I directors, four of whom are designated as Class II directors and four of whom are designated as Class III directors.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Description

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 15, 2025

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ JAMES A. REUTER
James A. Reuter
President and Chief Executive Officer